Madison Funds
Supplement dated May 22, 2019
This Supplement amends the Prospectus of the Madison Funds and the Summary Prospectus
for the Madison Small Cap Fund dated February 28, 2019
Small Cap Fund
Madison Asset Management, LLC (“Madison”), the investment adviser (the “Adviser”) to the Madison Funds (the “Funds”), has entered into an asset purchase agreement with Broadview Advisors, LLC (“Broadview”) pursuant to which Madison has agreed to purchase certain assets relating to Broadview’s advisory business (the “Transaction”). As part of the Transaction, Madison will assume the assets of the Broadview Opportunity Fund (the “Broadview Fund”), the sole series of Broadview Funds Trust, by reorganizing it with and into the Madison Small Cap Fund (the “Small Cap Fund”), a series of the Madison Funds (the “Reorganization”).
On May 8, 2019, the Board of Trustees of the Madison Funds, including a majority of the independent trustees, approved the Reorganization and determined that the Reorganization was in the best interests of the Small Cap Fund and its shareholders and that the interests of shareholders would not be diluted as a result thereof. The Board of Trustees of the Broadview Fund approved the Reorganization on May 13, 2019.
The Reorganization shall be effective as soon as practicable following notice to Broadview Fund shareholders pursuant to a combined information statement/prospectus, currently anticipated July 26, 2019 (the “Effective Date”). Shareholder approval is not required to effect the Reorganization, and shareholder approval is not being sought.
In connection with the Effective Date of the Reorganization, the Board of Trustees of the Funds approved the following:

1.
Madison will continue to manage the Small Cap Fund, which is currently subadvised by Wellington Capital Management LLP (“Wellington”). Wellington will cease to be the sub-adviser as of the Effective Date. Three of the four existing portfolio managers of the Broadview Fund, Rick Lane, Faraz Farzam and Aaron Garcia, will become employees of Madison and will manage the Small Cap Fund. Rick Whiting, the remaining portfolio manager of the Broadview Fund has elected to retire and will not be joining Madison. Biographical information regarding the portfolio managers is provided below.

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Mr. Richard E. Lane, CFA, currently serves as the President and a Member of Broadview, which he founded in 2001. He has served as a portfolio manager to the Broadview Fund since November 29, 2013, and to the FMI Focus Fund (the Broadview Fund “Predecessor Fund”) from October 1, 1997 until its reorganization into the Broadview Fund on November 29, 2013 (the “Reorganization”). Mr. Lane has worked in the financial services industry since 1982 and has a BA in Economics and an MS in Finance from the University of Wisconsin-Madison.

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Mr. Faraz Farzam, CFA, has been with the Broadview since 2001 and is currently a Portfolio Manager and a Member of Broadview. Mr. Farzam has served as a portfolio manager to the Broadview Fund since November 29, 2013, and to the Predecessor Fund from January 2010 until the Reorganization. Mr. Farzam has worked in the financial services industry since 1999 and has a BS from the University of Wisconsin-Madison.

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Mr. Aaron J. Garcia, CFA, has been with Broadview since 2003 and is currently a Portfolio Manager and a Member of Broadview. Mr. Garcia has served as a portfolio manager to the Broadview Fund since November 29, 2013, and to the Predecessor Fund from January 2010 until the Reorganization. Mr. Garcia has worked in the financial services industry since 2002 and has a BA from Rice University.

2.
An amendment to the Services Agreement between the Adviser and Madison Funds to reduce the service fee with respect to the Small Cap Fund from an annual rate of 0.25% to 0.21%, and cap total annual operating expenses for a two-year period to 1.21% for Class Y (which is the current expense ratio of the Broadview Fund share class, excluding acquired fund fees and expenses), and to 1.46% and 2.21% for Class A and Class B, respectively (excluding acquired fund fees and expenses).

3.
The legal survivor of the Reorganization will be the Madison Small Cap Fund, however, the accounting survivor will be the Broadview Fund therefore its performance and financial history will survive the Reorganization.

Please keep this Supplement with your records.

MF-STATPRO SUP (0519)